UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 23, 2006

                             Wellstone Filters Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                     0-28161                  33-0619264
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 (State or other jurisdiction         (Commission             (I.R.S. Employer
       of incorporation)             File Number)           Identification No.)

    250 Crown Boulevard, Timberlake, North Carolina                27583
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   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code    336-597-8300

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

         (a) On February 23, 2006, Wellstone Filters, Inc. (the "Company") received notification from Tanner LC ("Tanner"), the Company's independent registered public accounting firm, that Tanner resigned as the Company's independent registered public accounting firm as of February 23, 2006.

         The reports of Tanner on the Company's financial statements as of and for the fiscal years ended December 31, 2004 and December 31, 2003 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle, except for the addition of an explanatory paragraph in the report of Tanner on the Company's financial statements as of and for the fiscal year ended December 31, 2003 expressing substantial doubt about the Company's ability to continue as a going concern.

         During the fiscal years ended December 31, 2004 and December 31, 2003, and through February 23, 2006, the Company had no disagreements with Tanner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tanner, would have caused Tanner to make reference thereto in its reports on the financial statements of the Company for such years.

         Other than as set forth below, there were no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)) during the fiscal years ended December 31, 2004 and December 31, 2003 or the subsequent interim period through February 23, 2006. As set forth in Item 8A on Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2004 and Item 3 on Quarterly Report on Form 10-QSB/A for the fiscal quarterly periods ended March 31, 2005, June 30, 2005 and September 30, 2005, respectively, the Company and Tanner identified significant deficiencies and material weaknesses that existed in the design or operation of the Company's internal controls over financial reporting and such items are incorporated herein by reference. In connection with the initial filings of Annual Report on Form 10-KSB/A and each Quarterly Report on Form 10-QSB/A, respectively referred to above, Tanner, through letters delivered on February 13, 2006 and March 18, 2005, informed the board of directors of its determinations regarding the effectiveness of the internal controls over financial reporting. The Company has authorized Tanner to respond fully to any inquiries by De Joya Griffith & Company, LLC regarding the significant deficiencies and material weaknesses in internal control set forth in the Annual Report on Form 10-KSB/A and each Quarterly Report on Form 10-QSB/A.

         The Company provided Tanner with a copy of the above disclosures and requested that Tanner furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 1, 2006, is filed as
Exhibit 16.1 to this Current Report on Form 8-K.


         (b) Effective February 23, 2006, De Joya Griffith & Company, LLC was engaged as the new independent registered public accounting firm for the Company.



Item 9.01. Financial Statements and Exhibits

(d) Exhibits

         Exhibit 16.1 Letter from Tanner LC to the Securities and Exchange Commission, dated March 1, 2006

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WELLSTONE FILTERS, INC.




Date:  March 1, 2006                        By: /s/Learned Jeremiah Hand
                                            ----------------------------
                                            Name:  Learned Jeremiah Hand
                                            Title:   Chief Executive Officer